UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Special Meeting

On September 29, 2023, Athena Consumer Acquisition Corp. (“Athena”) held a special meeting of stockholders (the “Special Meeting”) in connection with its proposed business combination. As of the close of business on August 28, 2023, the record date for the Special Meeting, there were 2,026,340 shares of Class A common stock of Athena, par value $0.0001 per share (“Athena Class A Common Stock”), and 8,050,000 shares of Class B common stock of Athena, par value $0.0001 per share (“Athena Class B Common Stock” and, together with the Athena Class A Common Stock, the “Athena Common Stock”) outstanding. At the Special Meeting, a total of 9,962,309 (or 98.87%) of Athena Common Stock held of record as of August 28, 2023 were present either in person or by proxy, which constituted a quorum for the transaction of business.

Athena’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. Detailed descriptions of each proposal are included in Athena’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2023 (the “Proxy Statement”).The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal – A proposal to approve the business combination agreement, dated as of July 28, 2022 (as amended by the amendments to the business combination agreement, dated as of September 29, 2022, June 29, 2023, July 18, 2023, August 25, 2023, September 8, 2023, and September 11, 2023, and as may be further amended or restated from time to time, the “Business Combination Agreement”), by and among Athena, Next.e.GO Mobile SE, a European company incorporated in Germany (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”) and the transactions contemplated thereby (the “Business Combination”), pursuant to which, among other things, (i) Merger Sub will merge with and into Athena, with Athena surviving and continuing as a direct, wholly-owned subsidiary of TopCo (the “Merger”), (ii) after giving effect to the Merger, each issued and outstanding share of Athena Common Stock (as defined herein) will be converted into a number of shares of common stock, par value $0.0001 per share, of the company surviving the Merger (the “Surviving Company Common Stock”), (iii) immediately thereafter, each of the resulting shares of Surviving Company Common Stock will be automatically exchanged for one ordinary share, nominal value of €0.12 per share, of TopCo (the “TopCo Share”), and (iv) in connection therewith and subject to the approval of the public warrant holders of Athena (the “Athena Warrant Holders”) at the Warrant Holders Meeting (as defined below), each outstanding warrant to purchase a share of Athena Class A Common Stock (the “Athena Warrants”) will be automatically cancelled and exchanged for 0.175 TopCo Shares (the “Warrant Shares”) per Athena Warrant, with any fractional entitlement being rounded down (the “Warrant Exchange”):

For	Against	Abstain
9,962,309	0	0

2.	Advisory Charter Proposals – Three sub-proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the proposed TopCo Articles of Association, which are being presented separately in accordance with the SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions:

A.	Advisory Charter Proposal A – A proposal to increase the total number of authorized shares to approximately five times the number of outstanding ordinary shares immediately after the Business Combination:

For	Against	Abstain
9,962,308	1	0

B.	Advisory Charter Proposal B – A proposal to provide flexibility with respect to future share issuances and provide that the TopCo General Meeting may authorize a designated corporate body of TopCo to issue ordinary shares for up to five years:

For	Against	Abstain
9,962,309	0	0

C.	Advisory Charter Proposal C – A proposal to require supermajority voting for director removal and board nomination:

For	Against	Abstain
9,962,308	1	0

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Special Meeting.

A total of 884,880 shares of Athena Class A Common Stock were presented for redemption in connection with the Special Meeting.

Warrant Holders Meeting

In addition, on September 29, 2023, Athena held a special meeting of Athena Warrant Holders (the “Warrant Holders Meeting” and, together with the Special Meeting, the “Special Meetings”). As of the close of business on August 28, 2023, the record date for the Warrant Holders Meeting, there were 11,500,000 public warrants of Athena (such warrants being the warrants of Athena issued in Athena’s initial public offering that was consummated on October 22, 2021 (the “IPO”), which entitle the holder thereof to purchase one share of Athena Class A Common Stock, at an exercise price of $11.50 per share (the “Public Warrants”)) outstanding. At the Warrant Holders Meeting, a total of 8,537,603 (or 74.24%) of Athena’s Public Warrants, held of record as of August 28, 2023, were present either in person or by proxy, which collectively constituted a quorum for the transaction of business.

The Athena Warrant Holders voted on the following proposal at the Warrant Holders Meeting, which was approved. A detailed description of the proposal is included in Athena’s Proxy Statement. The final vote tabulation for the proposal is set forth below.

1.	The Warrant Amendment Proposal – A proposal to adopt an amendment to the public warrant agreement that governs all of Athena’s outstanding Public Warrants (the “Public Warrant Agreement” and, the proposed amendment, the “Warrant Amendment”) to effectuate the Warrant Exchange:

For	Against	Abstain
8,053,753	435,742	48,108

In connection with the approval by the Athena Warrant Holders of the Warrant Amendment, Athena’s sponsor, Athena Consumer Acquisition Sponsor, LLC (the “Athena Sponsor”) provided its written consent to the Warrant Exchange with respect to the private placement warrants issued as part of the private placement units the Athena Sponsor purchased in connection with Athena’s initial public offering, which Private Placement Warrants are governed by a separate warrant agreement than the Public Warrants.

The proposal to approve the adjournment of the Warrant Holders Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Warrant Holders Meeting.

Based on the approvals received at the Special Meetings, the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of the remaining closing conditions described in the Proxy Statement, including the condition that the TopCo Shares will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof. Following the closing of the Business Combination, the TopCo Shares are expected to begin trading on Nasdaq under the symbol “EGOX”.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of a sustained outbreak of COVID-19 and (xvii) those factors discussed under the heading “Risk Factors” and in the documents filed, or to be filed, by Athena and TopCo with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: September 29, 2023